CONSENT OF INDEPENDENT
                           CERTIFIED PUBLIC ACCOUNTANT



            We consent to the use in this Registration Statement on Form SB-2 Amendment No. 1 of our report dated March 24, 2000 (Except for Note 2, as to which the date is April 7, 2000), relating to the financial statements of East Coast Beverage Corporation, and to the reference to our Firm under the caption "Experts" in such Registration Statement.


Miami, Florida                                  KAUFMAN, ROSSIN & CO., P.A.
June 13, 2000